                                                                   EXHIBIT 10.68


                    AMENDMENT NO. 10, dated as of August 23, 2000, to the Credit, Security, Guaranty and Pledge Agreement dated as of June 19, 1996, as amended, among THE KUSHNER-LOCKE COMPANY (the "Borrower"), the Guarantors named therein, the Lenders referred to therein and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as agent and as Fronting Bank for the Lenders (the "Agent") (as heretofore amended, the "Credit Agreement").

                             INTRODUCTORY STATEMENT

          The Lenders have made available to the Borrower a revolving credit facility pursuant to the terms of the Credit Agreement.

          The Borrower has requested that the Agent and the Lenders, among other things, extend the Commitment Termination Date and Maturity Date under the Credit Agreement until September 30, 2001.

          The Borrower, the Guarantors, the Lenders and the Agent have agreed to make revisions to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

          Therefore, the parties hereto hereby agree as follows:

          Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

          Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Effective Date (as hereinafter defined) as follows:

     (a) The definitions of "Commitment Termination Date" and "Maturity Date" set forth in Article 1 of the Credit Agreement are each hereby amended by deleting the date "August 25, 2000" referenced therein and inserting in lieu thereof the date "September 30, 2001".

     (b)  Clause (iii) of the definition of "Borrowing Base" set forth in
          Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(iii) Tier 3 Borrowing Base, provided that effective as of the Amendment No. 10 Effective Date and continuing thereafter, the amount of the Tier 3 Borrowing Base shall be automatically reduced to zero; minus"

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(g)     The definition of "Tier 2 Borrowing Base" set forth in Article 1 of the
        Credit Agreement is hereby amended in its entirety to read as follows:

        "Tier 2 Borrowing Base" shall mean, at any date of determination, an amount equal to (x) forty percent (40%) of the Eligible Library Amount minus (y) the amount of the Net Proceeds (as defined in Section 2.6(d)) received by the Credit Parties in connection with the Pequot Transaction; provided that the amount of the Borrowing Base credit attributable to the Tier 2 Borrowing Base shall never exceed 50% of the Total Commitments; provided, further, that the amount of the Borrowing Base credit attributable to the Tier 2 Borrowing Base shall not exceed the amounts set forth below, effective as of the dates indicated below:

        -----------------------------------------------------------------------
                Effective Date             Maximum Tier 2 Borrowing Base credit
        -----------------------------------------------------------------------
        As Of October 1, 2000                           $31,000,000
        -----------------------------------------------------------------------
        As of January 1, 2001                           $30,000,000
        -----------------------------------------------------------------------
        As of April 1, 2001                             $28,000,000
        -----------------------------------------------------------------------
        As of July 1, 2001                              $16,000,000
        -----------------------------------------------------------------------

(d) The definition of "Tier 3 Borrowing Base" set forth in Article 1 of the Credit Agreement is hereby amended by adding the following proviso immediately after clause (vii) appearing therein:

        "; provided, however, that effective as of the Amendment No. 10 Effective Date, the Tier 3 Borrowing Base shall be automatically reduced to zero."

(e) the following definitions are hereby added to Article 1 of the Credit Agreement in their correct alphabetical sequence:

        "Amendment No. 10 Effective Date" shall mean the Effective Date, as such term is defined in Amendment No. 10 to the Credit Agreement."

        "Pequot Transaction" shall mean the sale of 3,500,000 shares of US-SEARCH to Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Fund III, L.P. and/or their affiliates.

(f) Section 2.6(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

        "(d) The Commitments shall be permanently reduced by an amount equal to 100% of Net Cash Proceeds of any sale, transfer or other disposition outside the ordinary course of business of any item of Collateral, or any sale, transfer or other disposition of any Investment held by a Credit Party, including without limitation any sale, transfer or other disposition of shares of (x) common stock of US-SEARCH, (y) preferred stock of Harvey Entertainment, Inc. and (z) equity interests in Gran Canal Latino; provided, that with respect to the Pequot



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      Transaction, the Borrower may use the Net Proceeds thereof to pay the
      Agent and the Lenders the amendment fee payable pursuant to Amendment No. 10 to the Credit Agreement and any accrued and unpaid interest under the Credit Agreement. For purposes of this Section 2.6(d), "Net Cash Proceeds" shall mean cash or other forms of payment received by any Credit Party from the sale, transfer or other disposition of any Investment (whether directly or upon a later sale, transfer or collection or other disposition of non-cash proceeds), in each case net of (i) all legal expenses, commissions and other fees and expenses incurred, (ii) any taxes payable and reasonably estimated income taxes, as a consequence of such sale, transfer or other disposition, but only to the extent reserved for, whether or not such reserve is required by GAAP, (iii) amounts required to repay in full any third party financier(s) of the item of Collateral or Investment subject to such sale, transfer or other disposition; provided that with respect to the Pequot Transaction, the aggregate amount that may be deducted for repayment of third party financing shall not exceed $1,800,000; and (iv) amounts used by the Borrower to pay to the Lenders any accrued and unpaid interest under the Credit Agreement, or to reimburse the Borrower for interest paid during the period from August 14, 2000 through August 25, 2000; provided, that the aggregate amount that may be used to pay accrued and unpaid interest and to reimburse the Borrower for any interest paid during such period shall not exceed $1,000,000 per sale, transfer or disposition."

(g) Section 2.6 of the Credit Agreement is hereby further amended by adding the following clause (e) at the end thereof:

      "(e) The Commitments shall be automatically reduced (i) on March 31, 2001, by an amount such that the Commitments, after giving effect to such reduction, shall not exceed $63,000,000, and (ii) on July 31, 2001, by an amount such that the Commitments, after giving effect to such reduction, shall not exceed $58,000,000."

(h) Section 6.1(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

      "(g) Indebtedness incurred by a Special Purpose Producer which is non-recourse to any Credit Party except to the extent of existing negative pick-up and shortfall guarantee obligations set forth on
      Schedule 6.1(g) attached hereto;"

(i) Section 6.2(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

      "(h) Liens granted by a Special Purpose Producer which are non-recourse to any Credit Party;"

(j) Section 6.3 (Limitations on Guarantees) of the Credit Agreement is hereby amended in its entirety to read as follows:


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     "Section 6.3. Limitation on Guarantees. Provide any Guaranty, either directly or indirectly, except:

          (i) guarantees to the Agent and the Lenders in accordance with
     Article 9 hereof;

          (ii) for existing Guarantees listed on Schedule 6.3 hereto;

          (iii) the Guarantee by the Borrower for the Indebtedness of TV
     First, a partnership between the Borrower and David Sams Industries, Inc., in an amount not to exceed $500,000; and

          (iv) Guarantees by the Borrower or a Guarantor of the obligations of another Guarantor (other than US-SEARCH)."

(k) Section 6.4 (Limitations on Invesments) of the Credit Agreement is hereby amended in its entirety to read as follows:

     "Section 6.4. Limitation on Investments. Make or permit to exist any Investment other than (i) in the case of an advance against the purchase of rights made to a Special Purpose Producer in which the Agent (for the benefit of the Lenders) has a security interest (subject only to the security interest of the lender to the Special Purpose Producer in accordance with Section 6.1(g) in all assets of the Special Purpose Producer and the advances shall be limited to the amount covered by a Completion Guarantee, in form and substance satisfactory to the Agent, in which the Agent is the beneficiary; provided that the aggregate amount of such unrecouped advances (and the Borrower's unfunded obligation to make further such advances) together with recourse obligations of the type contemplated by Section 6.1(g) does not exceed $7,500,000 at any one time outstanding; (ii) purchase of Cash Equivalents; (iii) inter-company advances among the Borrower and the Guarantors and equity investments by the Borrower or a Guarantor in another Guarantor; (iv) scheduled investments as of the Closing Date set forth on Schedule 6.4; (v) nominal payments to reacquire Special Purpose Producers after project loans are repaid and the Designated Picture has been delivered in an amount not to exceed $1,000 per reacquisition; (vi) loans and advances to officers and employees of the Borrower of not more than $250,000 in the aggregate at any one time outstanding; (vii) equity investments in Special Purpose Producers and joint ventures not exceeding $3,500,000; provided that with respect to Gran Canal Latino, (A) until December 31, 2000, the Credit Parties may make investments of up to $50,000 in the aggregate per month, and (B) after December 31, 2000, the Credit Parties shall not make any additional investments in such joint venture; and (viii) the guarantee by the Borrower for the Indebtedness of TV First, a partnership between the Borrower and David Sams Industries, Inc., as contemplated by Section 6.3(iii) hereof."

     Notwithstanding the foregoing, as of the Amendment No. 10 Effective Date, the Credit Parties shall not be permitted to make any additional Investments in US-



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          SEARCH or Gran Canal Latino other than investments in Gran Canal
          Latino in an amount not to exceed $50,000 per month until December 31, 2000."

     (l) Section 6.11 (Capital Expenditures) of the Credit Agreement is hereby amended by deleting the reference to "$500,000" appearing therein and inserting in lieu thereof the amount, "$100,000".

     (m) Section 6.15 (Initial Print and Advertising Expenditures) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "6.15. Initial Print and Advertising Expenditures. Make or incur any Print and Advertising Expenditures with respect to any item of Product (other than Print and Advertising Expenditures to support video releases of items of Product)."

     (n) Section 6.16 (Development Costs) of the Credit Agreement is hereby amended by deleting the reference to "$3,000,000" appearing therein and inserting in lieu thereof the amount, "$1,500,000".

     (o) Section 6.17 (Overhead Expense) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "6.17 Overhead Expense. Permit aggregate allocated and unallocated overhead expenses (excluding expenses attributable to US-SEARCH) to exceed $10,500,000 in fiscal year 2000, and $7,125,000 for the nine-month period ending June 30, 2001."

     (p)  Section 6.23(c) is hereby amended in its entirety to read as follows:

          "(c) Produce any item of Product with a Production Exposure in excess of $5,000,000 without the Agent's approval, or enter into any agreement obligating any Credit Party to pay a minimum guarantee for any item of Product produced by a third party without the Agent's approval (other than permitted rights acquisitions not to exceed $500,000 per item of Product); provided, that the Credit Parties may produce an item of Product with a Production Exposure in excess of $5,000,000 if, prior to the applicable Credit Party assuming any completion risk in respect of such item of Product, the Credit Parties shall have obtained binding agreements from distributors with respect to such item of Product in an aggregate amount which (x) is equal to or exceeds the applicable Credit Party's Production Exposure for such item of Product and (y) is sufficient to fully collateralize any third party financing obtained by the applicable Credit Party for such item of Product."

     (q)  Section 6.23(d) is hereby amended in its entirety to read as follows:

          "Produce or otherwise acquire rights in any Product produced for television release (other than single television movies, movies-of-the-week or HBO television series structured on substantially the same financial terms as the series entitled "Thrills")."

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     (r)  Section 6.23(e) is hereby amended in its entirety to read as follows:

          "(e) Permit production and acquisition deficits (net of pre-sale guarantees and completed pre-sales payable within 1 year after delivery) for any single television movie, move-of-the-week or item of Product being produced by a Credit Party to exceed $500,000 at any time."

     (s) The Credit Agreement is hereby amended by adding the attached Schedule 6.1(g) (Existing Negative Pick-Up and Shortfall Guarantee Obligations) as a schedule thereto.

          Section 3. Conditions to Effectiveness. This Amendment is effective as of the first date on which all of the following conditions precedent have been satisfied in full (the "Effective Date").

     (a) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and such of the Lenders as are required by the Credit Agreement; and

     (b) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

          Section 4. Fees. In consideration for the Lenders and the Agent entering into this Amendment, on the Effective Date the Borrower agrees to pay the Agent for the account of each of the Lenders to be paid to the Lenders in accordance with their respective Percentages, an aggregate fee equal to 1/2 of 1% of the Total Commitment in effect as of the Effective Date (i.e. $340,000).

          Section 5. Waiver of 1999 Library Valuation. Each of the Lenders, by its execution hereof, hereby waives the Borrower's non-compliance with its obligation to obtain an annual redetermination of the "Eligible Library Amount" in accordance with definition of "Eligible Library Amount" with respect to the 1999 calendar year; provided, however, that the Borrower shall have obtained and delivered a redetermination of the Eligible Library Amount by an independent consultant (acceptable to the Agent) using methodology consistent with the initial valuation on or before December 31, 2000.

          Section 6. Financial Advisor. The Borrower covenants and agrees with the Agent and the Lenders that it shall have retained a financial advisor (acceptable to the Agent) to explore strategic options and opportunities available to the Borrower and its subsidiaries no later than September 15, 2000, it being understood that the Borrower's failure to retain such financial advisor by September 15, 2000 shall constitute an Event of Default under the Credit Agreement.

          Section 7. Representations and Warranties. Each Credit Party represents and warrants that:

     (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made


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          on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

     (b) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

          Section 8. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

          Section 9. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

          Section 10. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

          Section 11. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 12. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          Section 13. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

          Section 14. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.



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
     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                                         BORROWER:

                                         THE KUSHNER-LOCKE COMPANY

                                         By:
                                            --------------------------------
                                            Name:
                                            Title:

                                         GUARANTORS:

                                         KL PRODUCTIONS, INC.
                                         POST AND PRODUCTION SERVICES, INC.
                                         TWILIGHT ENTERTAINMENT, INC.
                                         KLF GUILD CO.
                                         KLTV DEVELOPMENT CO.
                                         KUSHNER-LOCKE INTERNATIONAL, INC.
                                         KL INTERACTIVE MEDIA, INC.
                                         DAYTON WAY PICTURES III, INC.

                                         By:
                                            --------------------------------
                                            Name:
                                            Title:

                                         KLC/NEW CITY
                                         By its General Partner
                                         THE KUSHNER-LOCKE COMPANY

                                         By:
                                            --------------------------------
                                            Name:
                                            Title:

                                         LENDERS:

Executed in                              THE CHASE MANHATTAN BANK (formerly
New York, New York                       known as Chemical Bank), as Agent

                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


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
                                        NIB CAPITAL BANK N.V. (formerly known as
                                        De Nationale Investeringsbank N.V.)

                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                        COMERICA BANK - CALIFORNIA

                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                        FAR EAST NATIONAL BANK

                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:


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
                                                               Schedule 6.1(g)


         Existing Negative Pick-Up and Shortfall Guarantee Obligations

-------------------------------------------------------------------------------
Item of Product               Amount of Negative Pick-Up or Shortfall Guarantee
-------------------------------------------------------------------------------
Bone Daddy                    $1,500,000
-------------------------------------------------------------------------------
Confessions of a Trickbaby    $  400,000
-------------------------------------------------------------------------------
Picking up the Pieces         $  700,000
-------------------------------------------------------------------------------
Ringmaster                    $  400,000
-------------------------------------------------------------------------------
Harvard Man                   $  400,000
-------------------------------------------------------------------------------
                     Total    $3,400,000
-------------------------------------------------------------------------------



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